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                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               January 18, 2000


                            AMSOUTH BANCORPORATION
            (Exact name of registrant as specified in its charter)


    DELAWARE                       1-7476           63-0591257
(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

                              AMSOUTH-SONAT TOWER
                            1900 FIFTH AVENUE NORTH
                           BIRMINGHAM, ALABAMA 35203
         (Address, including zip code, of principal executive office)

      Registrant's telephone number, including area code:  (205) 320-7151



                                Not applicable

          (Registrant's former address of principal executive office)
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Item 5.   Other Events.

     AmSouth Bancorporation ("AmSouth") is filing this Current Report on Form 8 K to report its preliminary results of operations for the fourth quarter of 1999 and for the fiscal year ended December 31, 1999. On January 18, 2000, AmSouth issued a press release describing its results of operations for the fourth quarter of 1999 and for the fiscal year ended December 31, 1999. The press release is attached hereto as Exhibit 99 and is incorporated as part of this Current Report on Form 8-K.


Item 7.   Financial Statements and Exhibits.

  The following exhibit is filed as part of this Current Report on Form 8-K:

  Exhibit No.         Exhibit


     99         Press Release of January 18, 2000
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMSOUTH BANCORPORATION


                            By /s/ Carl L. Gorday

                            Name:  Carl L. Gorday
                            Title: Assistant Secretary


Date:  January 20, 2000